Supplement to the
Fidelity® Real Estate High Income Fund
January 28, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Rosen will retire effective on or about December 31, 2023. At that time, Mr. Maclay and Mr. Torchia will remain as co-managers of the fund.

The following information supplements information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Rosen will retire effective on or about December 31, 2023. At that time, Mr. Maclay and Mr. Torchia will remain as co-managers of the fund.

REHI-PSTK-0423-115 1.742183.115	April 4, 2023